FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       DATE OF REPORT:  DECEMBER 11, 2002
                       (Date of earliest event reported)


                           KIMBERLY-CLARK CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE          1-225          39-0394230

(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)               Number)               Identification No.)


               P.O. BOX 619100, DALLAS, TEXAS                   75261-9100
          (Address of principal executive offices)              (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure
---------------------------------

Attached hereto as Exhibit 99.1 is a press release issued by Kimberly-Clark Corporation on December 11, 2002 regarding fourth quarter 2002 guidance and the 2003 business outlook.

Attached hereto as Exhibit 99.2 is the text of a conference call webcasted on December 11, 2002 regarding Kimberly-Clark Corporation's business outlook for 2003.



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KIMBERLY-CLARK CORPORATION



Date:  December 11, 2002                By:  /s/ John W. Donehower
                                             ---------------------
                                             John W. Donehower
                                             Senior Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

(99.1) Press release issued by Kimberly-Clark Corporation on December 11, 2002, regarding fourth quarter 2002 guidance and the 2003 business outlook.

(99.2) Text of a conference call webcasted on December 11, 2002 regarding Kimberly Clark Corporation's business outlook for 2003.